Preclinical Development of a Genetically-Modified Human Dermal Fibroblast (FCX-007) for the Treatment of Recessive Dystrophic Epidermolysis Bullosa (RDEB) Marion Chakiath,1 Nazanin-Ehsani-Chimeh, 2 Ngon Nguyen, 2 Scott Moncrief, 1 Darby Thomas, 1 Anna Malyala,3 John Maslowski, 3 Peter Marinkovich2 1Intrexon Corporation, Germantown, MD; 2Stanford University School of Medicine, Stanford, PA; 3Fibrocell, Exton, PA Presented at the 20th Annual American Society of Gene & Cell Therapy Meeting, Washington, DC, May 11, 2017

This presentation and our accompanying remarks contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements that are not historical facts are hereby identified as forward-looking statements for this purpose and include, among others, statements relating to: the potential advantages of our product candidates; the initiation, design and timing of pre-clinical studies and clinical trials and activities and the reporting of the results thereof; the timing of regulatory submissions and actions; expected milestones; and all other statements relating to our future operations, future financial performance, future financial condition, prospects or other future events. Forward-looking statements are based upon our current expectations and assumptions and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially and adversely from those expressed or implied by such statements. Factors that could cause or contribute to such differences include, among others: our ability to obtain additional capital to fund our operations; FDA allowance to treat pediatric subjects in the Phase II portion of our Phase I/II clinical trial of FCX-007; uncertainties relating to the initiation and completion of clinical trials and whether the results will validate and support the safety and efficacy of our product candidates; the risk that results seen in pre-clinical studies may not be replicated in humans; varying interpretation of clinical and pre-clinical data; our ability to maintain our collaborations with Intrexon; and the other factors discussed under the caption “Item 1A. Risk Factors” in our most recent annual report on Form 10-K which is available through the “Investors—SEC Filings” page of our website at www.fibrocell.com. As a result, you should not place undue reliance on forward-looking statements. The forward-looking statements made in connection with this presentation represent our views only as of the date of this presentation (or any earlier date indicated in such statement). While we may update certain forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if new information becomes available in the future. 2 Forward-Looking Statements

Proprietary autologous fibroblast cell capabilities + Ex vivo genetic modification of patients’ own fibroblast cells FCX-007 Recessive Dystrophic Epidermolysis Bullosa (RDEB) FCX-013 Linear Scleroderma Arthritis and related conditions 3 Fibrocell at a Glance Personalized medical breakthroughs for diseases of the skin and connective tissue • First human clinical data expected in 3Q17  Orphan Drug Designation  Pediatric Rare Disease Designation  Fast Track Designation • Proof-of-concept completed January 2016; IND planned 4Q17  Orphan Drug Designation  ASGCT Presentation – May 13th, 11 AM Deliver therapeutic protein locally to the joint providing sustained efficacy while avoiding key side effects typically associated with systemic therapy Portfolio being developed in collaboration with Intrexon

FCX-007 Providing Hope for RDEB Patients

FIBROCELL

RDEB patients do not produce type VII collagen (C7) due to mutation in *COL7A1* gene

- Main component of anchoring fibrils that connect epidermis to dermis

FCX-007 is an autologous human dermal fibroblast transduced with a lentiviral (LV) vector encoded for *COL7A1*

- Local injection to the papillary dermis



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Recessive Dystrophic Epidermolysis Bullosa

FIBROCELL


D
F
G

- Inherited blistering disease affecting skin and mucous membranes
- Blistering from minor trauma/friction
- No curative therapy available
- Main principle of care
  - ➢ Manage blisters and erosions
  - ➢ Control infections
  - ➢ Prevent complications (e.g., SCC)
  - ➢ Symptom relief of pain and itch
- Prevalence ~1,100 to 2,500*

E. Mayr, U. Koller and J.W. Bauer (2013). Gene Therapy for the COL7A1 Gene, Gene Therapy - Tools and Potential Applications, Dr. Francisco Martin (Ed.), InTech, DOI: 10.5772/51926. Available from: https://www.intechopen.com/books/gene-therapy-tools-and-potential-applications/gene-therapy-for-the-col7a1-gene

*Petrof G., et. al. Fibroblast cell therapy enhances initial healing in recessive dystrophic epidermolysis bullosa wounds: results of a randomised, vehicle-controlled trial. *Brit J Dermatol.* 2013 Nov;169(5):1025-33.

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Anchoring Fibrils Are Defective in RDEB 6 • Mutations in COL7A1 gene encoding type VII collagen (C7) • > 1,500 mutations reported • Absence or reduction of functional collagen VII leading to structurally defective anchoring fibrils

COL7 and Formation of Anchoring Fibrils

COL7A1 8835 bp



N terminus
NC-1
Triple Helical Domain
NC-2
C terminus
39 amino acid "hinge" region
Kunitz module
cartilage matrix protein (CMP)
nine consecutive fibronectin III domains
von Willebrand factor A domain
cysteine proline rich region

Chung & Uitto, *Dermatol Clin* (2010) **28** 1, 93-105



Monomer
Antiparallel dimer
Anchoring fibril
NC-1
Triple helix
NC-2
NC-2 propeptide
Processing and lateral association of dimers
Dimerization
α1(VII)

Bruckner-Tuderman, *Molecular Therapy* (2008) **17** 1, 6–7



Hemidesmosome
Focal contacts
Epidermis
Lamina lucida
Lamina densa
Dermis
Keratin 5/14
BPAg-1
Kindlin
Actin
Plectin
Talin
Vinculin
CD151
α6β4 integrin
α3β1 integrin
Collagen XIII
Collagen XVII
Laminin 5
Laminin 6
Nidogen
Collagen VII
Perlecan
Anchoring fibrils
Dermal fibril
EBS
JEB
DEB

http://www.netzwerk-eb.de/e14/e193/e249/index_eng.html

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Personalized Biologics Approach 8

9 FCX-007 Development Path  Lentivirus vector optimization • LV backbone and expression components  In vitro assay development • Expression assays  C7 ELISA  LV-COL7 qPCR for DNA/mRNA analysis  Immunofluorescence  FACS analysis • Functional assays  Trimer formation  Laminin332 binding  Migration/wound healing  Transduction optimization • Virus quantities • Transduction procedures  In vivo function • C7 location at BMZ  Toxicology/Biodistribution

Expression Assay: COL7 Expression Comparison Across Cell Lines 10 0.00 20.00 40.00 60.00 80.00 100.00 COL7 n g/ m L 0.00 20.00 40.00 60.00 80.00 100.00 120.00 Quantitative western blotting ELISA converted COL7 n g/1 e6 c ell s/ d ay FCX-007 Normal human keratinocytes (NHK) Normal human dermal fibroblasts (NHDF) FCX-007 cells express more COL7 than wild-type keratinocytes and fibroblasts

Functional Assay: Trimer Formation and Laminin332 binding

FIBROCELL

COL7 from FCX-007 cells form trimers and coimmunoprecipitate with laminin-332


COL7 IP
RDEB+ Control
FCX-007-01
FCX-007-02
Purified COL7
Trimeric COL7 (900kDa)

Immunoprecipitation (IP)/Western Blot


Lam332
BSA
OD450 (Background Subtracted)
1.4
1.2
1
0.8
0.6
0.4
0.2
0
RDEB Control
FCX-007 Rep 1
FCX-007 Rep 2

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Functional assay: Hyper-motility Reversed by LV-COL7 12 0 5 10 15 20 25 2 4 6 8 % W o u n d Closu re Time (h) NHDF RDEB TR12.1 TR13 F FCX-007 Rep 2 FCX-007 Rep 1 RD B Control FCX-007 cells show reduced migration in an in vitro wound model compared to non-transduced RDEB cells

FIBROCELL

In Vitro Assay: COL7 Immunofluorescence


In Vitro Expression
FCX-007 Rep 1
FCX-007 Rep 2
NHDF
RDEB+

(20X Magnification)

- *In vitro* COL7 expression noted from FCX-007 replicates (red)
- FCX-007 expresses higher levels of COL7 than normal human dermal fibroblasts (NHDF) as depicted by a brighter signal
- No expression of COL7 in RDEB-positive fibroblasts

*Image courtesy of Dr. Marinkovich lab, Stanford University

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In Vivo Assay: COL7 Immunofluorescence at BMZ

FIBROCELL



- RDEB xenograft on immunodeficient mouse sampled 17 days post-injection
- COL7 detected at the basement membrane zone (BMZ; refer to arrow) and underlying dermis (green)
- Normal human skin expresses COL7 resulting in mature anchoring fibrils
- No expression of COL7 in RDEB-positive fibroblasts

In Vivo Expression*



← **COL7 expression at BMZ only 17 days after injection of FCX-007**


Normal Human Skin
Non-Transduced Fibroblasts

*Image courtesy of Dr. Marinkovich lab, Stanford University

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FCX-007 Providing Hope for RDEB Patients 15 Estimated that 30-50% of normal COL7 expression could provide significant improvement* • Parents of RDEB patients are heterozygous carriers of mutated gene, therefore they produce about 50% of normal collagen VII levels, yet present no disease *Data on file, Fibrocell Science, Inc.

FCX-007 Phase I/II Clinical Trial Design

FIBROCELL

Title	A Phase I/II Trial of FCX-007 (Genetically-Modified Autologous Human Dermal Fibroblasts) for Recessive Dystrophic Epidermolysis Bullosa (RDEB)
Objectives	**Primary** 1) To evaluate the safety of FCX-007 **Secondary** 1) To evaluate mechanism of action of FCX-007 at weeks 4, 12, 25, 52 and unscheduled visits through the evaluation of skin biopsies for COL7 expression and the presence of anchoring fibrils 2) To evaluate the efficacy of FCX-007 through an intra-patient paired analysis of target wound area at weeks 4, 12, 25, 52 and unscheduled visits, comparing FCX-007 treated wounds to untreated wounds in Phase I and to wounds administered sterile saline in Phase II through the evaluation of digital imaging of wounds
Number of Patients	Twelve patients consisting of six adults in the Phase I portion of the trial and, subject to FDA allowance, six pediatrics in the Phase II portion of the trial
Status	Actively recruiting adult patients in Phase I portion of trial. First patient dosed in February 2017.

Path to Phase II:



Phase I: 1st patient dosed Feb. 2017
✓ DSMB reviews 4-week post-administration safety data
Phase I: Dose additional adult patients
• Continue follow-up at 4- and 12-weeks
• Respond to FDA with benefit and safety data in adults and toxicology study
Phase II Pediatrics

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Autologous fibroblasts harvested from patients • Readily sourced, as fibroblasts are the most common cell type in skin and connective tissue • Reduced rejection and immunogenicity concerns because the donor is the patient • Established manufacturing process and regulatory pathway for autologous fibroblasts Lentiviral vector gene transfer • 3rd generation and self-inactivating for additional safety • Accommodates large gene constructs • Transduces both dividing and non- dividing cells • Target gene integration for long-term expression of the protein Ex vivo gene modified cells • Confirmation vector copy number and protein expression levels prior to dosing • Live virus is not administered directly into patients 17 Autologous Fibroblast Gene Therapy Platform Delivery Vehicle Vector Ex vivo Modification

Stanford University Dr. Peter Marinkovich, MD Nazanin Ehsani-Chimeh, MD Ngon Nguyen Patients & Their Families 18 Acknowledgments Marion Chakiath Scott Moncrief, PhD Darby Thomas, PhD